As filed with the Securities and Exchange Commission on June 21, 1999


     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549


     Form N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
     Centurion Counsel Funds, Inc,
     (File No. 2-73955):  Post-Effective Amendment

     and/or

     REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                [X]
     Centurion Counsel Funds, Inc,
     (File No. 811-3257):  Post-Effective Amendment

                      CENTURION COUNSEL FUNDS, INC.

             (Exact Name of Registrant as Specified in Charter)

      11545 W. Bernardo Court, Suite 100, San Diego, California 92127
        (Address of Principal Executive Offices)             (Zip Code)

                                   (858) 673-8536
               (Registrant's Telephone Number, including Area Code)

                                  Jack K. Heilbron
         11545 W. Bernardo Court, Suite 100, San Diego, California 92127
                      (Name and Address of Agent for Service)

                                      Copy to:
                                  Bruce J. Rushall, Esq.
                                    Rushall & McGeever
                           2111 Palomar Airport Road, Suite 200
                                Carlsbad, California 92009

    Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on the date the Post-Effective Amendment filed on April 29, 1999
     (Acc. No. 0000355419-99-000013 pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

Item No.
of Form N-1A  Caption in Prospectus

1             Front Cover Page, Back Cover Page

2             "Risk/Return Summary - Summary of Principal Risks,"
              "Investment Risks," and "Performance Table," and Bar Chart"

3             "Risk/Return Summary;" "Fees And Expenses"

4 "Description of the Fund - Investment Objectives and Policies - Description of Fund Practices" and "- Financial Highlights"

5             Back Cover Page (reference to Annual Report)

6             "Management, Organization and Capital Structure"

7             "Distributions and Taxes" and "Information About Your Account"

8             "Fees and Expenses"

9             "Financial Highlights"


              Caption in Statement of Additional Information

10            Cover Page and "Table of Contents"

11            "Fund History"

12            "Fund Investments and Risks"

13            "Fund Management"

14            "Control Persons and Principal Holders of Securities"

15            "Investment Advisory and Other Services"

16            "Brokerage Allocations and Other Practices"

17            "Capital Stock and Other Securities"

18            "Additional Purchase and Redemption Information"

19            "Taxation of the Fund"

20            "Underwriting Arrangements"

21            "Calculation of Performance Data"

22            "Financial Statements"




              Table of Contents                                     Page

RISK/RETURN SUMMARY                                                 -1-
Principal Investment Objective                                      -1-
Summary of Principal Risks                                          -2-
Performance Date                                                    -2-

FEES AND EXPENSES                                                   -4-

DESCRIPTION OF THE FUND	                                            -5-
Investment Objectives and Policies                                  -5-
Description of Fund Practices	                                      -7-

MANAGEMENT                                                         -13-

DISTRIBUTIONS AND TAXES	                                           -13-

INFORMATION ABOUT YOUR ACCOUNT                                     -14-
Share Classes, Sales Charges and Distribution Arrangements	       -14-
Buying Shares                                                      -16-
Investor Services	                                                 -17-
Selling Shares                                                     -18-
Account Policies                                                   -20-

FINANCIAL HIGHLIGHTS                                               -21-



                                                             PROSPECTUS

                          CENTURION COUNSEL FUNDS, INC.

                                MARKET NEUTRAL FUND

The Investment Objectives:Long-term growth while seeking to minimize the impact of overall movements in the securities markets.

Investment Strategies: To allocate its investments between long positions in securities the Fund's Adviser identifies as undervalued and short positions in securities its Adviser identifies as overvalued, while using an asset allocation strategy to place the Fund's investments among three asset classes -- common stocks (including stocks of micro- and small cap companies), bonds (including high risk bonds) and money market instruments.

The SEC has not approved or disapproved these shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                            July 27, 1999

No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

The Fund is an open-end, diversified management investment company that only issues shares of common stock. The Funds' investment adviser, or Adviser, is Centurion Counsel, Inc., a registered investment adviser providing diversified services to institutions and individuals.

RISK/RETURN SUMMARY

This Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. Please be sure to read this additional information BEFORE you invest. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

Principal Investment Objective

The Fund's principal investment objective is to obtain long-term growth while minimizing the impact of overall movements in the securities markets. There is no assurance that the Fund will achieve its goal.


Summary of Principal Investment Strategies.

The Fund's principal investment strategies involve risks and you could lose your money. The Adviser seeks to increase overall net income and minimize its exposure to general market risks by allocating the Fund's assets among the three asset classes and taking long positions in securities the Adviser identifies as over-valued,undervalued, and short positions in securities the Adviser identifies as ovr-valued.

In seeking the Fund's principal objectives, the Adviser allocates investments among three asset classes - common stocks, bonds and money market instruments based on changes or anticiapted market conditions. The Fund will invest in common stocks, corporate bonds, government agency and money market instruments, and may also invest in futures contracts, stock index contracts and options thereon.

The Adviser employs special investment techniques, including selling securities short, which is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund makes short sales of securities the Adviser identifies as over-valued. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

Summary of Principal Risks

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. Set forth below are the principal risks that may affect the Fund's portfolio as a whole. This Prospectus has additional descriptions of the principal types of investments that the Fund makes under "Description of Fund Practices" and "Additional Risk Considerations." These sections also include more information about the Fund, its investments, and related risks.

  * Investment Techniques. The Fund's investment policies, which include unleveraged, short-term investments in put and call options, index futures and index options are highly technical and increases in the price of the underlying security before the Fund terminates its position would generally result in losses to the Fund.

  * Dependence on Adviser. You must rely on the Adviser's ability to correctly choose the Fund's investments so as to neutralize market fluctuations.

  * Short Sales. When the Adviser deems a security to be over-valued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund would incurr a loss from a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

  * High Portfolio Turnover. Because of its principal investment objectives and the strategies employed by the Adviser, the Fund expects to experience an annual portfolio turnover rate of up to 800%.

  * High Risk Bonds. The Fund may invest up to 35% of its net assets in unrated or junk bonds which may not pay current interest and are more risky than rated or investment-grade bonds.

  * Investments in Micro Cap, Small Cap Companies. There are no limitations on the amount of its net assets the Fund can invest in the stock of micro-and small cap companies which is more volatile and risky than the stock of larger companies.
  * Small Size. Because of the Fund's small size and limited investment portfolio size market flucuations may have a greater impact on the Fund than on larger more diversified funds.

  * Fund Expenses. Because of its small size, gross levels of the Fund's expenses (i.e., expenses before waiver of expense reimbursement and fees) will be greater in proportion to its assets.

  * Market Risk. The value of the Shares may increase or decrease depending on market, economic, political, regulation and other conditions.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Data

The following performance data includes a table for the Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

  * how the Fund's average annual returns for four years compare to those of a broad based securities market index; and

  *  changes in the Fund's performance from year to year over four years.

  The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


Bar Chart. This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's return from year to year over the past four calendar years which covers the period during which the currect Adviser has provided advisory services to the Fund under its current fundamental investment objectives and policies. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

                                 GRAPHIC OMITTED

The following table is depicted as a bar chart in the printed Prospectus

                      95    96      97    98

Class C Shares        2.6%  5.1%  -5.1%  -10.2%

Index                 5.5%  5.1%   5.2%    4.9%

The Fund's Best Quarter was up 5.5%, 3rd quarter, 1997; and Worst Quarter was down -5.7%, 4th quarter, 1998.

Performance Table. The table and bar chart provide an indication of the historical risk of an investment in the Fund.

                          Average Annual Total Returns(1)

                                                   Since Most Recent of
                 Share                             January 1, 1995, or
                 Class(2)        1 Year            Inception of Class(3)

                 Class A        -13.19%                   -9.02%(4)

                 Class B        -13.51%                   -9.48%(4)

                 Class C        -10.2%                    -3.04%

                 Class D        - 8.09%                   -2.77%

                 Index            4.9%                     5.6%

(1) The average annual total returns in the performance table for the periods ended December 31, 1998. Performance data for the Class A Shares and Class B Shares reflect imposition of the maximum front-end or contingent deferred sales charges, respectively. The Class C and Class D Shares do not have front end or contingent deferred sales charges. All Fund performance assumes reinvestment of dividends and capital gains.

(2) The Class C Shares are shown as they have been outstanding the longest period and are the largest outstanding class of shares.

(3) The Fund has operated unders it currect Adviser and fundamental investment objectives and policies since January 1, 1995. Prior to that time, the Fund had different fundamental investment policies.

(4)  Since first sale of this Class on January 7, 1997.

(5)  Since first sale of this Class on December 6, 1996.

(6) The Adviser has chosen the 90-day T-bill as an appropriate benchmark because it has the least exposure to systematic market influences and the Adviser's stock selection techniques are not based on systematic market or ecomony-wide factors.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                       Class A   Class B   Class C   Class D
                                       Shares    Shares    Shares    Shares

Shareholders Fee (fees paid directly
from you investment)

Maximum Sales Charge (Load) imposed on
purchases as a percentage of offering
price                                   4.75%  None           None   None

Maximum Deferred Sales Charge           None   4% *           None   None

*CDSC is 4% during 1st and 2nd year, 3% during 3rd year, decreasing 0.5% annually to 0% after the 5th year.

Please see "Information About Your Account, Share Classes, Sales Charges and Distribution Arrangements" below for an explanation of how and when these sales charges apply.



Annual Fund Operating Expenses (expenses deducted from fund assets)


                                       Class A   Class B   Class C   Class D
                                       Shares    Shares    Shares    Shares

         Management Fees                 1.0%      1.0%      1.0%      1.0%
         Rule 12b-1 Fees                0.25%      1.0%      1.0%     None
         Other Expenses(gross)(1)       1.42%      1.42%     1.42%     1.42%

         TOTAL                          2.67%      3.42%     3.42%     2.42%


(1)  Estimated

(2) Pursuant to the Advisory Agreement, the Adviser has agreed to, at least through December 31, 1999, waive reimbursement of its expenses by the Fund to the extent such reimbursements would cause the Fund's expenses, including advisory fees, but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% the Fund's average daily net assets on an annual basis. During the year ended December 31, 1998, the Adviser did not waive reimbursement of its expenses since the Fund's expenses did not exceed 2.625%. During 1998, the Fund did not pay dividends on short sales which would have been included in the Other Expenses (gross) if any had been paid.

     Example. This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             Class A       Class B       Class C      Class D

      After 1 Year             $742          $759          $359         $254
      After 3 Years          $1,294        $1,393        $1,093         $781
      After 5 Years          $1,870        $1,997        $1,847       $1,335
      After 10 Years         $3,425        $3,827        $3,827       $2,841


DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

  * Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under "Description of Fund Practices" following this section.

  * The description of the principal risks for the Fund may include risks described in the "Summary of Principal Risks" above. Additional information about the risks of investing in the Fund can be found in the discussion under "Additional Risk Considerations" below.

  * Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


Investment Objectives and Policies

The term "market neutral" refers to the Fund's strategy of investing or engaging in transactions and securities while seeking to minimize the impact of movements in the securities markets. The Fund's goal provides investors with a professionally managed, diversified portfolio, which the Adviser believes offers the potential to earn over the long-term a high level of total investment return (that is, both capital appreciation and current income) consistent with the assumption of reasonable risk.

The Fund's fundamental investment objectives are to neutralize the effect of overall market direction by dividing its investments of securities of companies the Adviser deems undervalued and short sales of securities of companies the Adviser deems to be overvalued. In seeking these objectives, the Adviser may also allocate the Fund's investment based on changes in market conditions among three asset classes -- common stocks, bonds and money market instruments.

The Fund thereby seeks long-term capital appreciation while maintaining minimal exposure to general equity market risks by taking long positions in securities the Adviser has deemed undervalued and short positions in stocks that the Adviser has deemed overvalued. The Fund's policies included the use of certain investment techniques, including engaging in transactions in futures contracts, options on futures contracts, and short sales. However, the Fund will not use these techniques for the purpose of creating leverage.

Except as noted, the Fund's investment objectives are "fundamental" and cannot be changed without a shareholder vote. The Fund's investment policies are not fundamental and can be changed in the Board's discretion without a shareholder vote.

By taking long and short positions in different stocks, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. In general, the Adviser expects the Fund to achieve a positive return if the Fund's long portfolio outperforms the Fund's short portfolio. By this strategy, the Adviser may make money in any type of market as long as the Fund's long positions perform better than the stocks the Fund has sold short. The Fund will therefore be subject to the risk of poor securities selection by the Adviser if it is unsuccessful in executing its strategy in indentifying underperforming and overperforming investments in the equity and debt markets.

Under normal circumstances, the Adviser's investment selections are likely to result in the Fund being overweighted in both its long and short positions in different asset classees. Also, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and visa versa, consequently the Fund may have net exposures to different asset classes and/or different industries or sectors of the market. This overexposure increases the risk to the Fund and the opportunity for loss should its investments in a particular asset class, or industry sector not perform as the Adviser predicts. The Adviser determines the size of each long and short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the Fund's overall portfolio. Generally, the Fund will invest in securities which are principally traded in the United States markets. The Fund's long and short positions, however, may involve equity securities of foreign issuers that are principally traded in the markets of the United States.

The Fund may from time to time hold significicant portion of its assets in the credit obligations of the United States Government, including U.S. Treasury bills, and in short-term notes, commercial paper or other money market instruments.

The Adviser allocated the Fund's investment based on changes in market conditions among three asset classes -- common stock, bonds, and money market instruments. The Adviser employs this tactical asset allocation strategy to move Fund investments to the asset class it deems to offer more attractive investments. The Adviser believes that timely shifts of Fund assets amond these classes, common stocks, bonds and money market instructments, can produce above average long-term investment returns. The determinination as to when to shift between classes will be based on perceived relative over-evaluation or under-evaluation of each asset class in comparison with the other classes.

The Adviser has developed computer program models and related systems pertaining to the tactical allocation of assets among the three investment asset classes. The computer model analyzes extensive financial data from numerous public and private sources, and, based on such data,the advisor recommends percentage allocations among the three asset classes. The Adviser developed its computer model over more than a decade based on its experience in managing individual, small business and institutional investment portfolios. The principal financial data used in connection with the computer model currently are: (i) Consensus estimates of the earnings, dividends, free cash flow and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall
Street analysts; (ii) the estimated current yield to maturity on long-term corporate bonds rated "AA" by Standard & Poors Corporation ("S&P"); (iii) the present yield on money market instruments; (iv) historical standards deviation and investment return for each class of assets; (v) historical standard statistical correlation of investment return among the various asset classes; and (vi) technical factors in the market including overbought and oversold conditions, market momentum and market volume.

The Adviser compares the Fund's investments to the computer model's recommended asset allocation. Subject to certain trading policies employed by the Adviser, it will generally allocate Fund investments among the asset classes on the model's recommendations. The Adviser may, however, under certain circumstances, vary the allocation from that recommended by the model, depending on such factors as cost, tax consequences or iquidating requirements.

The Fund makes no guarantees because any investment involves risks. In addition, although it will attempt to spread the overall risk of its investments by investing in companies in a number of different industries, such strategy will not eliminate the risk. The Fund cannot predict stock price changes from day to day, and it cannot guarantee against losses or that it will meet its investment objectives.

Description of Fund Practices and Related Rules

This section describes the Fund's investment practices and related risks. Unless otherwise stated, the Fund's use of these practices was described in the previous section.

Dependence on Adviser. The Fund depends on the Adviser's ability to among other things, accurately and timely indentify undervalued and overvalued securities. The Adviser may fail to purchase and sell short different stocks such that the long positions outperform the short positions. Also, the Adviser may fail to construct a portfolio that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.

Investment Techniques. The value of Fund share may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors. Investment in shares of the Fund is more volatile and risky than some other forms of investment. Also, the Fund's long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared to other stock mutual funds. Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund will be subject to various risks,including the risk of poor stock selection by the Adviser.

An investment in the Fund is different from an investmnet in 3-month U.S. Treasury Bills because among other diffences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

Investment Common Stock. The Fund invests in common stocks which are individually selected after considering a number of factors, including price earning ratios, historical stock price movements and perceived under valuation or over valuation. The goal is not necessarily to achieve a portfolio of publicly traded common stocks which is representative of any index or industry wide sampling. Thus, the Fund does not seek to make representative or pro rata investments in the stocks of any single index such as the S&P index on a capitalized weighted basis or otherwise.

Risks of Short Sales. When the Adviser believes that a security is overvalued, it may sell the security short by borrowing it from a third party and selling it at the them current market price. The Fund will incur a loss if the price of the borrrowed security increases between when the Fund sells its and when the Fund replaces it. The Fund may gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

During the time the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at its then market value or "buy in" by paying the lender an amount equal to the price required to purchase the' security to close out the short position. The Fund's gain on a short sale is limited by the price at which it is sold to borrow security. By contrast, its loss on a short sale is limited only by the maximum attainable price of the security less the price at which it was sold.

Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short.
To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss for the Fund will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Until the Fund replaces a borrowed security, it will maintain daily a segragated account with its Custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segragated account plus any amount deposited as collateral with a broker or other custodian will be at least equal the currect market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if after giving effect to the sale the market value of all securities sold short exceeds the minimum permitted under the Act or other applicable laws and regulations.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund is short the underlying security or holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire.The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised by the holder of the option, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Portfolio Turnover. The portfolio turnover rate for the Fund is included in the Financial Highlights section of the SAI. A higher turnover rate of portfolio turnover increases brokerage commissions and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distrubted, are taxable to shareholders. During its year ended, December 31, 1998, the Fund's turnover rate was 522%. Under its current strategies, the Fund expects its turnover rate to increase to not more than 800%. As a result of the portfolio turnover rate the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

Rights and Warrants. The Fund will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of non-convertible debt securities with those ratings.

Money Market Instrument Investments. From time to time the Fund may have substantial amounts of its assets invested in money market instruments. In general, these investments are in one or a combination of two of the following that have remaining maturities not exceeding one year:
(i) obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1-billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Services, Inc. ("Moody's") or an "A-1" or "A-1+" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund may also invest in short-term U.S. dollar-dominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
and (iii) have branches or agencies in the United States. The value of the money market instruments in which the Fund may invest will vary adversely with changes in market interest rates.

Investments in Debt and Fixed-Income Securities. From time to time the Fund has substantial amounts of its assets invested in debt securities issued by governments and/or private entities such as corporations and trusts. The
Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided the Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus junk bonds would include bonds rated lower than BBB by Standard & Poors Corporation
(the "S&P"), or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's").Investments in junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns.

Changes in interest rates will specifically affect the value of the Fund's long positions in income-producing, fixed-income,(i.e. debt) securities. Increases in interest rates generally will cause the value of a Fund's investment to decline and this decrease in value may not be offset by the higher interest rate income.

The value of the Fund's share will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Futures Contracts and Options on Futures Contracts. The Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

Investments in Micro and Small-cap Companies. The Fund will invest in micro-to-small-cap companies which tend to be more volatile than investments in large-cap or mid-cap companies becausse smaller capitalization stocks typically have additional risks because these often have limited product lines, markets or financial resources.

Future Development. The Fund may, following written notice to its shareholders, take advantage of other investment practicies that are not currently contemplated for use by the Fund, or are not available buy may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, CSI, the Distributor, Centurion Group, Inc., the Fund's registrar and transfer agent, and Firstar Bank, the Fund's custodian, began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, the Adviser began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue.

General. The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

For temporary defensive position, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality debt securities. These securities may include
U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives. The Adviser will determine when market conditions warrant temporary defensive measures.


MANAGEMENT

The Adviser, Centurion Counsel, has served as the Fund's adviser since January 1, 1995. The Adviser's address is 11545 West Bernardo Court,
Suite 100, San Diego, CA 92127. The Adviser has operated as an investment adviser since its organization in 1986. Its business consists primarily of managing the investment portfolios for individuals, corporations and retirement plans. The Fund pays the Adviser a fee for managing the Fund's assets and making its investment decisions. Under the Fund's agreement with the Adviser, this fee equals 1% per annum of the Fund's first $200 million of average daily net assets and declines thereafter at a percentage of average daily net assets if the size of the Fund should be greater.
For the year ended December 31, 1998, the fund paid an annualized rate of 1.0% of its average daily assets to the Adviser.

Mr. Jack K. Heilbron has served as portfolio manager for the Fund since 1992. Mr. Heilbron is Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Heilbron also serves as Chairman and/or Chief Executive Officer for the Adviser's Affiliates, including the Fund's underwriter, Centurion Institutional Services, Inc. ("CISI"). The Adviser compensates Mr. Heilbron for his services to the Fund.


DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions. The Fund intends to pay a dividend at least annually representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Remember that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call Centurion Counsel at 1-800-878-8536.

Tax Considerations. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Centurion Counsel Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

The Fund must, by law, withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about federal, state, local or foreign tax consequences of your investment in the Fund.

INFORMATION ABOUT YOUR ACCOUNT

Share Classes, Sales Charges and Distribution Arrangements

Share Classes: The Fund offers four classes of shares, each with its own sales charges and distribution arrangement.


Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge as follows:


                                 Initial Sales Charge
          As % of Net          As % of        Commission to Dealer/Agen
         Amount Invested      Offering Price    as % of Offering Pricwe

             4.99%                4.75%              4.00%


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a conditional deferred sales charge or CDSC if you redeem shares within 5 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:


             Years Since Purchase           CDSC

                    First                   4.0%

                    Second                  4.0%

                    Third                   3.0%

                    Fourth                  2.5%

                    Fifth                   1.5%

                    Sixth                   None

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

Class C Shares--Asset-based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge or CDSC. Class C shares will be subject to Rule 12b-1 fees. A Fund will thus receive the full amount of your purchase.

Class D Shares--No Sales Charges


Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account, as defined below. No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

"Adviser Professionals" are investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees are
(a) current or retired directors of the Funds, current or retired employees of the Adviser or its affiliated companies, including spouses, minor children and grandchildren of these persons or their parents; or (b) employees or registered representatives of the Fund's dealers' selling group agreements with the Distributor, employees of financial institutions that have selling group agreements with the Distributor, and spouses and minor children of such persons; or (c) any trust, pension, profit sharing or other benefit plan for such persons. "Eligible Accounts" are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

Asset-based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                  Rule 12b-1 Fee (As a Percentage of
                  Aggregate Average Daily Net Assets)


                      Class A            0.25%

                      Class B            1.00%

                      Class C            1.00%

                      Class D            None

The fee under the Rule 12b-1 Plan for the Class A shares is 1.0% of the aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of any class of shares.

You should consult your financial agent to assist in choosing a class of Fund shares.

Other Charges. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, the Distributor from time to time may pay additional cash or other incentives to dealers or agents for the sale of shares of the Fund. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Centurion Counsel Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the U.S. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Buying Shares

You can start your investment in the Fund with as little as a $500 purchase. You can make additional purchases of $25 or more. Your new Fund Shares will be priced based on the Share's NAV next determined after your order is received. The Fund may waive these minimum purchase amounts to groups of investors with a single agent. All Shares are offered to the public except the Class D Shares which are offered only to Adviser Professionals, Eligible Employees or Eligible Accounts.

How to Buy Shares



                               Adding to an account

Through your investment
representative                 Contact your investment representative

By Mail                        Make your check payable to "Centurion
                               Counsel Market Neutral Fund."

                               Mail your check to Centurion Institutional
                               Services, Inc.

By Exchange                    Call Centurion Institutional Services, Inc.
                               at the number below or send signed written instructions.

(Please see page ___ for information on exchanges.)

Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536
(Monday through Friday 8:00 a.m. to 5:00 p.m., Pacific time)

Investor Services

Periodic Payment Plan. This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

Distribution Options. You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Centurion Counsel Fund. Initial or contingent sales charges will not apply if you reinvest your distributions under this option.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

Telephone Privileges. You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchange Privilege. Subject to the following limitations, you may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund - Money Market Portfolio (a money market fund) ("CEF"). CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of CEF, the shareholder should first contact CIS and obtain and read the prospectus of CEF.

Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchase. You need not pay any front-end sales charges for the exchange.

This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CIS may charge a fee for processing exchange orders on behalf of their customers.


Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanges shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into the Centurion Counsel Money Market Fund, the time your shares are held in the money market fund will not count towards the CDSC holding period.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there may be limits on the number and amount of exchanges you may make.

Payout Plan. This plan allows you to automatically sell your shares and receive regular payments from your account of $150 or more. If applicable, a CEC will apply to withdrawals. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

Selling Shares

You can sell your shares at any time at their NAV next determined after your request is received, less any CDSC in the case of the Class B shares. Please keep in mind that even if you sell all the shares in your account, your account will not be closed. You will still be able to buy additional Fund shares.

Selling Shares in Writing. Requests to sell shares can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner if you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account.

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares. If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Redemption Proceeds.  Your redemption check will be sent within seven
(7) days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


Selling Shares



                            To sell some or all of your shares

Through your investment
representative

Contact your investment
representative

By Mail Send written instructions and endorsed share certificates (if you hold share certificates) to Centurion Institutional Services, Inc. Corporate,partnership or trust accounts may need to send additional documents.

                            Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees, if required.

                            A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone                    As long as you do not hold share certificates
                            and you have not changed your address by phone
                            within the last 15 days, you can sell your
Telephone (619) 673-8536    shares by phone.

                            A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Exchange                 Obtain a current prospectus for the fund you are
                            considering.

                            Call Shareholder Services at the number below or send signed written instructions. See the policies above for selling shares by mail or phone.


Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536

Account Policies

Calculating Share Price. The Fund calculates the net asset value per share ("NAV") each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund's NAV is calculated by dividing its net assets attributable to the share class by the number of shares of that class outstanding.

When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Statements and Reports. You will receive confirmations and account statements that show our account transactions. You will also receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders on a household and send only one copy of the financial reports. If you need additional copies, please call 1-800-878-8536.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Street or Nominee Accounts. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with CISI. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts. Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship." To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Market Timers.  The Fund allows investments by market timers.

Additional Policies. Please note that the Fund maintains additional policies and reserves certain rights, including:

  * The Fund may refuse any order to buy shares, including any purchase under the exchange privilege.

  * At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

  * The Fund may modify or discontinue the exchange privilege on 60 days' notice.

  * You may only buy shares of a fund eligible for sale in your state or jurisdiction.

  * In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

  * For redemptions over a certain amount, the Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

  * To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation. Qualifying dealers who sell the Class A, Class B or Class C Shares may receive sales commissions and other payments. These are paid by the Fund's Distributor, CISI, from sales charges, distribution and service (12b-1) fees and its other resources.


Share Class        Commission       12b-1 Fees

Class A              4.75%             0.25%

Class B            up to 4.0% CDSC     1%

Class C              None              1%

Class D              None              None

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Squire & Co., the independent accountants for the Fund, whose reports, along with the Fund's financial statements, are included in the Statement of Additional Information ("SAI"), which is available upon request.


The auditor's report, along with the Fund's financial statements, are included in the SAI, which is available upon request.



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	    -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       2.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        2.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.





Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Centurion Institutional Services, Inc.:

By Mail:	c/o Centurion Institutional Services, Inc.
            11545 West Bernardo Court, Suite 100
            San Diego, California 92127
By Phone:	For Information: 1-800-878-8536

Or you may view or obtain these documents from the Commission:

In Person:	At the Commission's Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-6009
            (duplicating fee required)

On the Internet:  www.sec.gov

The Fund's Statement of Additional
Information ("SAI") dated       ,1999
contains additional information about the
Fund. It is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.
Additional information about the Fund's
investment is available in the Fund's annual and semi-annual reports to Shareholders. You may obtain free copies of the SAI and the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by writing to CISI at the address below or by telephoning.












CENTURION COUNSEL FUNDS, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
(619) 673-8536



The SAI has been filed with the Commission.
You may review and copy information about the Fund, including the SAI, at the Commission's Public
Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room.
The Commission maintains a World Wide Website at http://www.sec.gov, which contains reports and other information about the Fund. You may also obtain copies of these materials, upon payment of duplicating fee. By writing the Public Reference
Section of the Commission, Washington, D.C. 20549-6009




Prospectus and Application
June  , 1999














__________________

Centurion Counsel Funds, Inc.
MARKET NEUTRAL FUND





















Information about the Fund, including the Statement of Additional Information, may also be reviewed at the Public Reference Room of the Securities and Exchange Commission at Room 1204,
Judiciary Plaza, 450 Fifth Street NW, Washington,
DC 20549, obtained by calling or writing to the Commission at the above address or via the Commission's website at http://www.sec.gov.























	File Number:



CENTURION COUNSEL FUNDS, INC.

MARKET NEUTRAL FUND

Statement of Additional Information

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of Centurion Counsel Funds, Inc.-- Market Neutral Fund (the "Fund") dated July ___, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc. ("CISI" or the "Distributor"), at 11545 W. Bernardo Court, Suite 100, San Diego, California 92127 (Telephone: (619) 673-8536).


TABLE OF CONTENTS

Page

FUND HISTORY                                                2

FUND INVESTMENTS AND RISKS                                  2

FUND MANAGEMENT                                             3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES         6

INVESTMENT ADVISORY AND OTHER SERVICES                      6

UNDERWRITING ARRANGEMENTS                                   9

BROKERAGE ALLOCATIONS AND OTHER PRACTICES                  13

CAPITAL STOCK AND OTHER SECURITIES                         15

RETIREMENT ACCOUNTS                                        20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION             21

TAXATION OF THE FUND                                       21

CALCULATION OF PERFORMANCE DATA                            22

LIMITATION OF DIRECTOR LIABILITY                           24

ADDITIONAL INFORMATION                                     25

FINANCIAL STATEMENTS                                       26

                                         Dated July 27, 1999

FUND HISTORY

The Fund was incorporated on August 27, 1981 under the laws of Minnesota. IRI Asset Management, Inc., a Minneapolis based investment adviser, served as the Fund's adviser from its inception until March 1988. At that time, the Fund's shareholders approved Excel Advisors, Inc. as the Fund's adviser and the offices of the Fund were moved to San Diego, California. In December 1994, the Fund's shareholders approved Centurion Counsel, Inc. ("Centurion Counsel") as the Fund's Adviser and approved the Fund's current fundamental investment objective and policies, which were implemented by the Adviser in January 1995.

	FUND INVESTMENTS AND RISKS

Classification.	The Fund is an open-end, diversified management
investment company that only issues shares of common stock. By purchasing shares in the Fund, investors are pooling their money to acquire a diversified portfolio of securities and other assets.

Investment Strategies and Risks. The Fund's principal and other investment strategies are set forth in the Prospectus.

Fund Policies. The Fund has the investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

(1) The Fund will not invest more than 5% of its net assets (taken at the lower of cost or value) in securities of any one company. The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

(2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

(3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

(4) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 50% of its net assets in index futures contracts and options thereupon.

(5)   The Fund will not buy on margin.

(6) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.


(7) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

(8) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

(9) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

(10)   The Fund will not act as an underwriter.

(11) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own ? of 1% or more of the company's securities, together own more than 5% of the company's securities.

(12) The Fund will not invest in exploration or development programs, such as oil or gas programs.

(13) The Fund will not invest 35% or more of its net assets in debt obligations of corporations and other issuers which are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

(14)   The Fund will not buy or sell foreign currency exchange securities.

(15) The Fund will not invest more than 50% of its net assets in options contracts, including put options and/or call options to purchase or sell equity securities.

If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.

      FUND MANAGEMENT

Officers and Directors

The names, addresses and principal occupations of directors and executive officers of the Fund for the past five years are given below:

                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (61)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (73)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (48)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (55)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (47)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.

<F1>  Although this Director may be an "affiliated person" of a broker/dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

<F2>  This Director is an "interested person" of Centurion Counsel, Inc., the Fund, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.








Fund Executive and Director Compensation

The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended
December 31, 1998.

	COMPENSATION TABLE

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1800*        -0-            -0-        $1800*
Director

Richard E. Hall,     $1800*       -0-            -0-         $1800*
Director

Russell W. Ketron,   $1800*       -0-            -0-         $1800*
Director

Douglas Werner,      $1800*       -0-            -0-         $1800*
Director

<F1>*    Directors are paid $400 per meeting.  There were four scheduled quarterly meetings for 1998.

<F2>**  Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund.

The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Fund pays no compensation to any of its officers and directors, except for a $200 per year retainer and a fee of $400 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The board of directors held a total of four
(4) regular meetings during its last fiscal year.

	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 9, 1999, to the knowledge of management, no one person or persons could control the Fund through the exercise of voting rights. As of March 9, 1999, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund. The following directors or nominees for the position of director or officers, as of March 9, 1999, beneficially owned shares of the Fund.





                             Number        % of Total
                             of Shares  Outstanding Shares*


Richard E. Hall               22,980           1.72%

Jack K. Heilbron               3,005            .22%

Russell W. Ketron              6,626            .49%

Doug Werner                      521            .04%

* All classes on a combined basis.

            INVESTMENT ADVISORY AND OTHER SERVICES

General

The Fund's Adviser,  Centurion Counsel, was incorporated in the State of
California in 1984 and has since that time been an SEC-registered investment adviser. Centurion Counsel has acted as the Fund's investment adviser since
January 1, 1995. In addition to its services to the Fund, Centurion Counsel's primary business activities include investment consulting to individuals, corporations and institutions and the providing of investment banking services and other activities related to the investment and securities industries.

Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since
January 1, 1995.


Centurion Institutional Services, Inc. was incorporated in the State of California in 1991. CISI has served as the Fund's principal underwriter
(Distributor) since January 1, 1995. CISI has been an SEC-registered broker-dealer since July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients.

Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I
Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

The Fund has contracted with its Adviser, Centurion Counsel, for investment advice and management services pursuant to the Investment Advisory Agreement
(the "Adviser Agreement"). The Fund's Adviser Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors as described above) approve. The Adviser Agreement may be terminated by either the Fund or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations.
The Adviser Agreement was approved by the shareholders of the Fund on December 20, 1994 and was last approved by the Fund's board of directors
(including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999.

Under the Adviser Agreement, Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Fund's board of directors. Under the Fund's Adviser
Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Centurion Counsel has agreed to arrange for the Fund's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

1.00% of the first $200-million of the Fund's average daily net assets
0.85% of average daily net assets between $200-million and $400-million
0.80% of average daily net assets between $400-million and $600-million
0.75% of average daily net assets between $600-million and $800-million
0.60% of average daily net assets between $800-million and $1-billion
0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

The Fund bears costs and expenses of its operation, other than those specifically required to be paid by Centurion Counsel under the Adviser
Agreement. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage,expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution
Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses. The Fund also pays the fees and bears the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange
Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Under the Adviser Agreement, Centurion Counsel must reimburse the Fund, in an amount not in excess of the adviser fee otherwise payable by the Fund to the Adviser for such period, if and to the extent that the aggregate operating expenses of the Fund (including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions) are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus 1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million. Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Adviser Agreement is last effective, subject to its right to end this obligation at the end of any Fund fiscal year.

For the year ended December 31, 1996, 1997, and 1998, Centurion Counsel earned $60,766, $92,281, and $72,126 respectively, in advisory fees from the Fund. For the year ended December 31, 1997, Centurion Counsel voluntarily waived $16,716 of the advisory fee even though expenses were not in excess of the expense limitation.

Accounting Services Agreement

CGI acts as the Fund's accounting services agent pursuant to the Accounting
Services Agreement (the "Accounting Agreement"). The Accounting Agreement was approved by the Fund's board of directors (including a majority of the directors of the Fund who are not parties to the Agreement, or interested persons of any such party, other than as directors of the Fund), and the shareholders of the Fund approved such Agreement on December 20, 1994. The
Accounting Agreement continues from year to year only if the Fund's directors approve it in the same way they approve the Adviser Agreement.
The Accounting Services Agreement may be terminated by either the Fund or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Under the Accounting Agreement, the Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000.
The Fund paid CGI accounting service fees of $18,000 for the years ended
December 31, 1996, 1997 and 1998. This fee is in addition to the fee payable by the Fund to Centurion Counsel pursuant to the Fund's Investment
Advisory Agreement. CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

Administration Agreement


CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Fund pursuant to the Administration Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund. For its services under this agreement, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Adviser Agreement. For the years ended
December 31, 1996, 1997 and 1998, the Fund paid CGI, its administrative services agent, a fee of $3,417, $3,232, and $2,830 respectively.

The Administration Agreement was approved by the Fund's Board of Directors (including a majority of the directors of the Fund who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Fund on December 20, 1994. The agreement continues from year to year only if the Fund's directors approve them in the same way they approve the Fund's
Investment Advisory Agreement. The Administration Agreement may be terminated by either the Fund or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

UNDERWRITING ARRANGEMENTS

As the Fund's principal underwriter, CISI sells the Fund's shares under the Distribution Agreement, as amended, dated January 1, 1995 and effective
November 6, 1996. Under the Distribution Agreement, CISI bears the costs of all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment adviser). The Distribution Agreement was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999. The Fund's Distribution
Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No front-end sales charges were paid in connection with the sales of the Fund's shares during the years ended December 31, 1996 and 1998. For the year ended December 31, 1997, the Fund paid CISI, as its principal underwriter, front-end sales charges of $412. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares in 1996 or 1998.

Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not with CISI.

As compensation for its services, CISI receives a front-end commission in the case of Class A shares, a contingent deferred sales charge ("CDSC") in the case of Class B shares and 12b-1 fees in the case of Class A shares, Class B shares and Class C shares as described below.


Class A Shares

The Distributor receives a sales charge equal to 4.75% of the gross price of Class A shares it places which it may reallow to dealers through whom purchases are made in an amount equal to 0.40% of the amount invested.
Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities
Act of 1933. The Distributor may also pay broker-dealers, registered investment advisers, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of such reallowance to dealers. Such financial institutions, other industry professionals and dealers are referred to as "Service
Organizations." In addition, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.

Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table.

	Contingent Deferred Sales Charge Table
                                          Contingent Deferred Sales Charge
                                                        as a Percentage of
Year Since Purchase	                   Dollar Amount Subject to Charge

First                                                                4%
Second                                                               4%
Third	                                                               3%
Fourth                                                             2.5%
Fifth                                                              1.5%
Sixth                                                              None


The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees. The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.
Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. As an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

Class C shares are offered at the next determined net asset value. Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

The Class D shares are sold at net asset value only to persons who are Adviser Professionals or Eligible Employees, as defined under "CAPITAL STOCK
AND OTHER SECURITIES" below. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares.

12b-1 Fees


For each class of its shares, the Fund has adopted a Plan of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan of Distribution authorizes the Fund to pay Rule 12b-1 fees. As compensation for share distribution-related services it performs under its Distribution
Agreement with the Fund, CISI receives a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder Services Agent
Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CISI may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

The Plan of Distribution for the Class C Shares was entered into on January 1, 1995 and for each of the Class A shares and Class B shares was entered into on November 6, 1996, the first date on which the Fund offered
Class A and Class B shares. CISI may reallow all or a portion of its 12b-1 fees to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective class.

These 12b-1 fees are to compensate CISI and the participating dealers for their sales of the Fund's shares, based on a percentage of the net assets of the Fund relating to the respective class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National
Association of Securities Dealers, Inc.

The Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described above. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in the Plan of Distribution limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan of Distribution were terminated or not continued, the Fund would not be contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund.
However, the Fund could, in the sole discretion of its Board of Directors, determine to reimburse all or a portion of any such amounts.


Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1. Rule l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund. Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1. Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

For the years ended December 31, 1996, 1997, and 1998, CISI, the Fund's principal underwriter, received $49,449, $72,691, and $62,985 in distribution service fees, pursuant to the Fund's Class C Plan of Distribution, the only
Plan of Distribution in effect prior to 1996.  During the year ended
December 31, 1997, the Fund's principal underwriter received $10.90 and $3.08 from the Fund pursuant to the Fund's Class A and B share Plan of Distribution, respectively.

Custodian; General Counsel; Auditors

Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

Rushall & McGeever acts as the general counsel for the Fund.  Squire &
Company acts as the Fund's independent public accountants.

	BROKERAGE ALLOCATIONS AND OTHER PRACTICES

In effecting securities and commodities transactions, the Fund's investment adviser seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

The Fund expects to use affiliates of Centurion Counsel, including CISI, as brokers of the Fund's portfolio securities but only if the provisions of
Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.

In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment adviser, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates.
Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur.
 Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

During the years ended December 31, 1996, 1997, and 1998, $1,810,232,
$2,670,128, and $1,258,091 respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged, all of which were effected through brokers or banks unaffiliated with the Fund. During the years ended December 31, 1996, 1997 and 1998, the Fund paid a total of $34,994, $83,956, and $115,426 respectively, in brokerage commissions in connection with agency transactions; during 1996, 1997 and 1998, $9,051, $27,075, and $15,426 respectively, were paid to broker dealers who furnished investment research to the Fund's investment adviser. During 1996, 1997, and 1998, CISI and its affiliate, PIM, together, effected 75%, 82%, and 92% respectively, of the total dollar volume of transactions in which commissions were paid and received 74%, 66%, and 87% respectively, of such commissions.

CAPITAL STOCK AND OTHER SECURITIES

General

The Articles of Incorporation of the Fund authorize the Fund to issue Class
A, Class B, Class C and Class D shares pursuant to the Fund's Multiple Class Share
Plan (this "Plan"). The Plan was adopted by the Fund's Board of Directors and approved by a majority vote of the Fund's shareholders on August 6, 1996.

Under the Plan, the Fund is authorized to issue the Class A shares, the Class
B. shares, the Class C Shares, and the Class D Shares in accordance with the following. The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

Class A Shares

Class A shares are sold at net asset value per share plus a maximum initial sales charge ("front-end sales charge") set from time to time by the Board of Directors of the Fund (the "Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares.
Class A shares are subject to an ongoing service fee ("shareholder services fee") at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares--Class A
Shares".

Class B Shares


Class B shares are sold at net asset value per share and are subject to a maximum contingent deferred sales charge if they are redeemed within five years of purchase. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--
Class B Shares." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

Class C Shares

Class C shares are sold at net asset value per share and are not subject to a front-end or a deferred sales charge.  Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares.  Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made.  The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.  See "Purchase of Shares--Class C Shares."

Class D Shares

Class D shares are sold at net asset value only to persons who qualify as an
Adviser Professional, Eligible Employee, or Eligible Account.  No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares.  The Adviser Professionals shall mean investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund.  Eligible Employees shall mean (a) current or retired directors of the
Funds, current or retired employees of the Fund's adviser,  and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the
Fund's adviser and any of its affiliated companies; (b) employees and registered representatives of Adviser professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons.  Shares are also offered at net asset value to Eligible Accounts.  Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no  more than 15 days prior to the purchase of the Class D Shares, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.  Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

Conversion Feature

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares from most of the burden of the ongoing distribution fee.


The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue
Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available.
In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Dividends

Dividends paid by the Fund with respect to Class A, Class B, Class C and
Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder
Services/Transfers - Exchange Privilege."

For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account
(other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

Income and Expenses

The income and expenses of the Fund must be allocated among each class of shares as follow:

Separate Distribution Expenses. Each class of shares must, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses").

Allocation of Income, Realized and Unrealized Capital Gains and
Losses, and Expenses. Each class of shares must be allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Fund's Board of Directors may require one or more classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a class, or if a class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.


Advisory Fees. Each class of shares shall pay the same advisory fee.


Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwriter, or any other provider of services to the Fund.

Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular class pursuant to the foregoing:

(i)	Except as permitted in paragraph (ii) below,
shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund;

(ii)	If the Fund operates pursuant to Rule ? 270.2a-
7 under the 1940 Act (including the provision allowing the
calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

(aa)	To each Share without regard to class,
provided that the Fund has received undertakings from its
adviser, principal underwriter or any other provider of
services to the Fund, agreeing to waive or reimburse the
Fund for payments to such service provider by one or
more classes, as allocated under paragraph (i) above, to
the extent necessary to assure that all classes of the Fund
maintain the same net asset value per share; or

(bb)	On the basis of relative net assets
(settled shares).  For purposes of this subsection (e),
"relative net assets (settled shares)" are net assets valued in accordance with generally accepted accounting
principles but excluding the value of subscriptions
receivable, in relation to the net assets of the Fund.

The Shares shall have the following voting rights: (i) Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (ii) Each class of shares has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;
(iii) Each class of shares, except as provided herein, has in all other aspects the same rights and obligations as each other class.

Under the Fund's Articles of Incorporation, the Fund's Board of Directors may authorize one or more additional classes with any of the following rights or provisions.

(a)	An exchange privilege providing that shares of a class
may be exchanged for certain securities of another company.

(b)	Authorize and effect a conversion whereby the shares of
one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that:

(i)	The conversion is effected on the basis of the
relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;


(ii)	The expenses, including payments authorized
under a plan adopted pursuant to ? 270.12b-1 ("Rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a Rule 12b-1 plan, for the purchase class; and

(iii)	If the amount of expenses, including payments
authorized under a Rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

Currently, only the Class B shares have such a conversion right.


(c) A conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

(i) The shareholder is given prior notice of the proposed conversion; and

(ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.
Factors for Consideration

In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments.
Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon.
Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C
Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule 12b-1 expenses charged to Class C Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase.
In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares.
See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

     RETIREMENT ACCOUNTS

The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including Individual
Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

	ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

* The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

* The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

*   Other emergency periods declared by the Securities and Exchange
Commission under the provisions of the Investment Company Act of 1940.

The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule
18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     TAXATION OF THE FUND


Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code.
However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.

For federal tax purposes, if a shareholder transfers shares of the Fund for shares of Cash Equivalent Fund-Money Market Portfolio, such transfer will be considered a taxable sale of the first-purchased shares. Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

     CALCULATION OF PERFORMANCE DATA


Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time-to-time in advertising the Fund's shares, including data from Lipper Analytical
Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500
Stock Index and other industry publications.

"Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

"Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance
Data" in the Statement of Additional Information.

Average Annual Total Return

[Note - Hypothetical]

Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n = ERV

Where:       P    =     a hypothetical initial payment of $1,000;
             T    =     average annual total return;
             N    =     number of years; and
           ERV    =     ending redeemable value at the end of the period
                        of a hypothetical $1,000 payment made at the
                        beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1998, as set forth below:


	PERIODS ENDED DECEMBER 31, 1998



           One Year   Five Years   Ten Years   Since Inception

Class C    (10.21%)     (8.89%)     (4.91%)     Jan. 18, 1982
                                                     3.07%

Class A      (8.28)       ---         ---        Jan. 7, 1997
                                                    (9.02%)

Class B      (9.91)       ---         ---        Jan. 7, 1997
                                                    (7.54%)

Class D      (8.09%)      ---         ---        Dec. 6, 1996
                                                    (2.77%)



Cumulative Total Return

Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       ERV-P
                          CTR  =    (---------)100
                                         P

CTR  =   Cumulative total return

ERV  =   ending redeemable value at the end of the period of a
         hypothetical $1,000 payment made at the beginning of such
         period

P    =   initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The cumulative negative return for the Fund for the ten year period beginning on January 1, 1988 and ending on December 31, 1998 was 40.97%.

     LIMITATION OF DIRECTOR LIABILITY


Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director
"shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director.
 It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

	ADDITIONAL INFORMATION

The Fund was originally incorporated under the name "IRI Stock Fund, Inc."
 The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the "Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion T.A.A. Fund, Inc." On January 15, 1999, the shareholders of the Fund approved an amendment to the Article providing that the name
"Centurion T.A.A. Fund, Inc." be changed to "Centurion Counsel Funds, Inc." and that all outstanding shares of the Fund be reclassified as the "Centurion Counsel
Market Neutral Fund" series.


The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of
1933 and the 1940 Act, with respect to the common stock offered hereby.  This
Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The Registration
Statement may be inspected at the principal office of the Commission at 450
Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

    FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 1998 are set forth below.

TABLE OF CONTENTS

INDEPENDENTS AUDITOR'S REPORT

FINANCAIL STATEMENTS:

    Statement of Assets and Liabilities

    Statement of Investment Securities

    Statement of Covered Call Options Written

    Statement of Securities Sold Short

    Statement of Operations

    Statement of Changes in Net Assets

    Notes to Financial Statements



                     INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statements of investment securities, covered call options written, and securities sold short as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our precedures included confirmation of securities owned as of December 31, 1998, by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.


Squire & Co.
/s/

February 5, 1999
Poway, California

CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS

Investments in Securities, at value,
(identified cost $4,703,475)"						$	4,218,170

 Cash and Deposits							        308,854
 Receivables:
   Dividends							                7,350
   Interest							                     14,574
   Investment securities sold							  235,801
Margin Deposit for Securities Sold Short					1,872,161

          TOTAL ASSETS							      6,656,910

LIABILITIES

Covered Call Options Written, at market value,
(premiums received $107,602)							  191,200
Securities Sold Short, at market value,
(sales proceeds received $1,130,461)					1,162,849
 Payables:
   Accounts payable							         46,695
   Investment securities purchased						   51,739
   Fund shares redeemed							        270,067

          TOTAL LIABILITIES							1,722,550

NET ASSETS 						                       $4,934,360

Class A:
Net asset value and offering price per share
($7,757 divided by 2,549 shares outstanding)                      $   3.04
Class B:
Net asset value and offering price per share
($431 divided by 144 shares outstanding)                          $   3.00
Class C:
Net asset value and offering price per share
($4,166,397 divided by 1,391,770 shares outstanding)              $   2.99
Class D:
Net asset  value and offering price per share
($759,775 divided by 248,782 shares outstanding)                  $   3.05


  The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENT OF INVESTMENT SECURITIES
December 31, 1998

Shares or		                      	     % of                Value
Principal			                       Net			 (Note 1)
Amount	Description	                 Notes Assets       Security	 Sector

	COMMON STOCKS                            46.3%

	CONSUMER PRODUCTS	                        6.0%
1,000	BEATRICE (TLC)                      (b)              $52,000
80	HERSHEY CREAMERY                                     200,000
2,000	SUNGLASS HUT                    (a) (b)               14,000
1,200	VLASIC FOODS INTL	                  (b)               28,500
                                                                     $294,500
	CONSUMER SERVICES                         1.8%
16,500ROCK BOTTOM	                        (b)               89,718
                                                                       89,718
	FINANCIAL SERVICES                        3.4%
2,600 CAL FED LITIGATION WARRANTS         (b)               32,175
12,000GOLDEN STATE LITIGATION WARRANTS    (b)               54,750
2,500 COAST FEDERAL LITIGATION WARRANTS   (b)               16,562
1,000 HANCOCK HOLDING                                       45,500
900	PIONEER GROUP                       (b)               17,775
                                                                      166,762
	HEALTH                                    4.5%
2,000 CARDIAC PATHWAYS	                  (b)                8,500
4,500 CYPROS                              (b)               13,219
2,000 GELTEX                          (a),(b)               45,250
4,000 GENZYME TISSUE                      (b)                9,000
1,500 LIGAND PHARMACTICAL                 (b)               17,437
5,000 LIPOSOME CO.                    (a),(b)               77,187
2,500 PERRIGO                             (b)               22,031
3,000	SCIOS, INC                          (b)               31,125
                                                                     223,749
	INDUSTRIAL PRODUCTS                        3.4%
3,300 BETHLEHEM STEEL                     (b)               27,637
75    BOSTON SAND & GRAVEL                (b)               24,375
1,200 GLATFELTER (PH)                     (b)               14,775
1,000 JEWETT CAMERON TRADING              (b)                5,062
27,600NORTHWEST STEEL & WIRE              (b)               17,250
13,200SOUTHERN ENERGY HOMES               (b)               80,850
                                                                    169,949
	INDUSTRIAL SERVICES                        5.6%
1,000 BAKER HUGHES                                          17,687
300   BOUYGUES OFFSHORE                                      3,187
1,100 CHEMED                                                36,850
2,000 CORRECTIONS CORP	                  (b)               35,000
2,000	EAGLE GEOPHYSICAL	                  (b)                7,750
140   FARMER BROTHERS                     (b)               29,960
40    GREY ADVERTISING	                                    14,560
2,140	OCTEL	(b)29,692
1,500	R&B FALCON	                        (b)               11,437
21,150TRANSCOASTAL MARINE                 (b)               62,789
2,500UNIFAB INTL                          (b)               20,000
1,000WORKFLOW MANAGEMENT                  (b)                6,625
                                                                    275,537
	INTERNATIONAL                              1.8%
5,000 EMERGING MEXICO                     (b)              $29,062
11,000LATIN AMERICA SMALLER CO                              61,875
								                                                            $90,937
	NATURAL RESOURCES                           2.6%
1,000 EURO NEVADA(CN)                                       16,190
1,220 FRANCO NEVADA(CN)                                     23,278
300   FREEPORT COPPER & GOLD                                 3,131
2,000 GULF CANADA RESOURCES               (b)                5,875
1,110 HOMESTAKE MINING                                      10,129
816	NEWMONT MINING                                        14,739
5,000 PAN AMERICAN SILVER                 (b)               25,000
58,000SUNSHINE MINING                     (b)               29,000
                                                                    127,342
	REAL ESTATE	                              13.5%
1,000 ALICO                                                 18,000
3,000 BODDIE NOELL PROPERTIES	                              31,313
5,250 CCA PRISON REALTY	                                    71,750
2,800 ENTERTAINMENT PROP TRUST                              47,600
2,600 ESSEX PROPERTY TRUST                                  77,350
185   HORIZON GROUP PROPERTIES                                 717
1,100 MERIDIAN INDUSTRIAL TRUST                             25,575
1,800 MIDAMERICA APARTMENTS                                 40,838
3,700 PRIME RETAIL                                          36,306
3,100 STORAGE TRUST REALTY                                  72,462
7,600 UNITED DOMINION                                       78,375
14,400UNITED INVESTORS REIT                                 97,200
1,800 WASHINGTON REIT                                       33,413
1,200	WEEKS CORP                                            33,825
                                                                    664,723
	TECHNOLOGY                                 3.7%
1,500 ADVANCED MICRO DEVICES             (b)                43,406
1,000 BRIGHTPOINT	                       (b)                13,750
1,000 EXCITE                        (a), (b)                42,063
3,300 INTERGRAPH                    (a), (b)                18,975
2,100 ROGUE WAVE SOFTWARE                (b)                18,375
1,600 SYSTEMS & COMPUTERS                (b)                22,000
5,000 WESTELL                            (b)                24,375
                                                                    182,944
       TOTAL COMMON STOCKS (COST $2,688,330)                      2,286,160

       PREFERRED STOCKS                           1.3%

2,900 PATINA OIL & GAS, 7.125%                              51,838
400   AMAX GOLD, 3.75%                                      14,400
      TOTAL PREFERRED STOCKS (COST $99,966)                          66,238

	OPTIONS AND WARRANTS                        24.9%

	CONSUMER PRODUCTS                            3.1%
4,000 CHS ELECT, JAN, 17 1/2, PUTS                           5,250
2,800 HON INDUSTRIES, FEB, 30, PUTS                         18,900
15,000PIER ONE, MAR, 5, CALLS       (a)                     67,500
4,000 ROSS STORES, FEB, 35, PUTS                             3,750
4,000 TELSAVE, JAN, 15, PUTS                                 4,500
1,600 UNILEVER, JAN, 50, CALLS      (a)                     53,200
2,000 ZALE CORP, FEB, 25, PUTS                                 500
                                                                    153,600
	CONSUMER SERVICES                            0.2%
4,000 CBS, JAN, 25, PUTS                                       250
1,000 FAMILY GOLF, FEB, 20, PUTS                             2,625
4,000 KLM, MAR, 30, PUTS                                     7,000
                                                                      9,875
	FINANCIAL SERVICES                           0.9%
4,000 CITIGROUP, JAN (01), 40, PUTS(a)                      23,750
4,000 ING, JAN, 55, PUTS                                     2,250
10,000LEHMAN BROS, APR, 25, PUTS                             3,750
2,000 TCF FINANCIAL, JAN, 25, CALLS(a)                       1,000
4,000 TORCHMARK, FEB, 45, PUTS                              13,750
                                                                     44,500
	HEALTH                                        3.8%
3,000 BECT DICSON, MAR, 35, CALLS                           25,125
2,000 BIOTIME, MAR, 10, PUTS                                 2,000
3,000 BMC SOFTWARE, FEB, 40, CALLS                          21,562
2,500 CENTOCOR, JAN(00), 25, CALLS  (a)                     57,812
3,000 SCHRING PLH, JAN 00, 30, CALLS(a)                     78,750
                                                                    185,249
	INDUSTRIAL PRODUCTS                            1.2%
1,100 CORNING GLASS, JAN, 30, CALLS                         16,637
2,000 AVNET, FEB, 55, PUTS                                   3,250
3,000 BOEING, JAN (01), 25, CALLS                           37,875
                                                                     57,762
	INDUSTRIAL SERVICES                            1.3%
4,000 BURLNGTN NORTH, JAN, 35, PUTS                          5,750
4,500 SCHLMBERGER, JAN(00), 40, CALLS(a)                    56,250
4,000 WASTE MANAGEMENT, JAN, 45, PUTS                        3,750
                                                                     65,750
	INTERNATIONAL                                   1.0%
2,800 TEL ARGEN, JAN, 37 1/2, PUTS                          26,950
2,800 TELCON ARGEN, JAN, 35, PUTS                           21,350
                                                                     48,300
	INDEXES                                         2.7%
5,000 DOW JONES, DEC (00), 80, PUTS                         35,625
10,000DOW JONES INDEX, DEC 00, 90, PUTS                     95,625
                                                                    131,250
	NATURAL RESOURCES                               1.2%
5,000 BARRICK GOLD, JAN(00), 15, CALLS  (a)                 32,811
10,000HOMESTAKE MINING, JAN(00), 10, CALLS(a)               27,500
26,900SUNSHINE MINING WARRANTS                                 420
                                                                     60,731
	TECHNOLOGY                                      9.6%
900   ALLIANT TECH, FEB, 60, CALLS                          20,362
2,000 CISCO, JAN (01), 45, CALLS      (a)                  112,500
2,700 CYPRESS SEMICONDUCTOR, MAR, 10, CALLS                  1,181
2,000 HEWLETT PACKARD, JAN(01), 45, CALLS(a)                59,500
2,000 INTEL, JAN (01), 60, CALLS         (a)               133,500
1,800 LUCENT, JAN (00), 60, CALLS        (a)                98,325
700   RAMBUS, FEB, 55, CALLS             (a)                29,531
600   SPRINT, JAN, 65, CALLS                                18,225
                                                                    473,124
       TOTAL OPTIONS AND WARRANTS (COST $1,190,428)               1,230,141

	FIXED INCOME                                   7.3%

	CORPORATE BONDS                                6.0%
100   AGNICO, CONVERTIBLE, 3.5%, DUE 1-27-04                60,000
40    GOLDEN BOOK, 7.65%, DUE 9-15-02                       11,800
50    NORTHWEST STEEL & WIRE, 9.5%, DUE  6-15-01            31,500
125   NOVA, CONVERTIBLE,  5.5%, DUE 1-15-00                101,093
1.006	MOUNTAIN STATES GTY MTG, 1-G, 9.4%,DUE 8-1-18          1,000
100   TRANSMARITIME, 8.5%, DUE 10-27-00                     91,000
                                                                    296,393
	U.S. GOVERNMENT AGENCY BONDS                   1.3%
23.75	FNMA G93-40 ZC, 6.5%, 12-25-23                        23,631
25.954FNR 91-56M, 6.75%, 6-25-21                            26,270
14.497FNMA 61G, 7.0%, 9-25-20                               14,474
                                                                     64,375
      TOTAL FIXED INCOME (COST $449,888)                            360,768

	COMMERCIAL PAPERS                              5.6%
275   GMAC COMMERCIAL PAPER, DUE 1-4-99                    274,863
      TOTAL COMMERCIAL PAPER (COST $274,863)                        274,863

	TOTAL INVESTEMENT IN SECURITIES                85.5%        4,218,170

	COVERED CALL OPTION SECURITES                  -3.9%         -191,200

	SECURITIES SOLD SHORT                         -23.6%       -1,162,849

	  NET INVESTMENT IN SECURITIES                 58.0%        2,864,121

	  CASH                                          6.3%          308,854

	  MARGIN DEPOSIT ON SECURITIES SOLD SHORT	     37.9%        1,872,161

	  OTHER ASSETS LESS LIABILITIES                -2.2%         -110,776

	            NET ASSETS                        100.0%       $4,934,360

  (a)  Call options have been written against this position.
  (b)  Non-income producing securities.
  (c) Total unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.



"CENTURION T.A.A. FUND, INC."

STATEMENT OF COVERED CALL OPTIONS WRITTEN
December 31, 1998


Shares or			                  % of		Value
Principal			                  Net		(Note 1)
Amount	Description		            Assets	Security	Sector

	CONSUMER PRODUCTS	                  -0.65%
-10,000PIER ONE, JAN, 10, CALLS                       $ -4,375
-5,000 PIER ONE, MAR, 7 1/2, CALLS                     -13,125
-2,000 SUNGLASS HUT, JAN, 7 1/2, CALLS                  -1,125
-1,600 UNILEVER, JAN, 75, CALLS                        -13,400
                                                                   $-32,025
	FINANCIAL SERVICES                  -0.02%
-4,000 CITIGROUP, JAN, 40, PUTS                           -750
                                                                       -750
	HEALTH                              -1.26%
-2,500 CENTOCOR, JAN, 40, CALLS                        -13,125
-2,000 GELTEX, JAN, 17 1/2, CALLS                      -10,375
-5,000 LIPOSOME, JAN 7 1/5, CALLS                      -38,750
                                                                    -62,250
	INDUSTRIAL SERVICES                 -0.07%
-1,500 SCHLUMBERGER, MAY, 55, CALLS                     -3,375
                                                                     -3,375
	NATURAL RESOURCES	                  -0.08%
-3,000 BARRICK GOLD, JAN, 25, CALLS                       -188
-4,000 HOMESTAKE, APR, 12 1/2, CALLS                    -2,500
-4,000 HOMESTAKE, JAN(99), 10, CALLS                    -1,000
-2,000 HOMESTAKE, JAN(99), 15, CALLS                      -125
                                                                     -3,813
	TECHNOLOGY                          -1.80%
-500  CISCO, JAN (00), 100, CALLS                       -8,562
-500  CISCO, JAN (00), 95, CALLS                        -9,500
-1,000EXCITE, JAN, 55, CALLS                              -625
-500  HEWLETT PACKARD, JAN, 70, CALLS                     -719
-1,200INTEL, JAN, 80, CALLS                            -47,100
-3,300INTERGRAPH, JAN, 7 1/2, CALLS                       -412
-1,000LUCENT, JAN, 90, CALLS                           -20,625
-700  RAMBUS, JAN, 105, CALLS                           -1,444
                                                                    -88,987
	  TOTAL                             -3.87%                  $-191,200


"CENTURION T.A.A. FUND, INC."

STATEMENT OF SECURITIES SOLD SHORT
December 31, 1998


Shares or                         % of                Value
Principal                         Net			       (Note 1)
Amount	Description           Assets              Security     Sector

	CONSUMER PRODUCTS	          -4.29%
-2,000 EXIDE, JAN, 15, PUTS                            $-1,125
-5,000 EXIDE                                           -81,250
-2,100 JOSTENS                                         -54,862
-4,300 SEATTLE FILM WORKS                              -19,887
-4,300 SEATTLE FILM, JAN, 5, PUTS                       -2,687
-4,000 BOOKS A MILLION                                 -52,000
                                                                 $-211,811
	CONSUMER SERVICES           -3.66%
-2,000 DATA TRANS NETWORK, FEB 25, PUTS                 -2,625
-2,000 DATA TRANS NETWORK, JAN, 25, PUTS                  -875
-4,000 DATA TRANSMISSION NETWORK                      -115,500
-2,000 SYLVAN                                          -61,000
-2,000 SYLVAN, JAN, 25, PUTS                              -500
                                                                  -180,500
	FINANCIAL SERVICES           -2.83%
-2,000 ASTORIA FINANCIAL	                         -91,500
-2,000 TCF FINANCIAL                                   -48,375
                                                                  -139,875
	HEALTH                       -1.03%
-1,500 CURATIVE                                        -50,250
-3,000 SCHERING PLOUG JAN 60 C	                      -750
                                                                   -51,000
      INDUSTRIAL PRODUCTS          -1.49%
-1,800YORK INTERNATIONAL                               -73,463
                                                                   -73,463
	INDEXES                      -1.08%
-10,000DOW JONES INDEX, JAN, 85, PUTS                   -1,875
-5,000 WEBS - MEXICO                                   -51,250
-5,000 DOW JONES INDEX, JAN, 80, PUTS                     -313
                                                                   -53,438
	INDUSTRIAL SERVICES          -1.97%
-2,400 INTERNATIONAL SPEEDWAY                          -97,200
                                                                   -97,200
	TECHNOLOGY                   -7.21%
-3,000 APPLE COMPUTER, JAN, 32 1/2, PUTS                  -750
-3,000 APPLE COMPUTER                                 -122,813
-4,800 CYBERIAN OUTPOST                               -132,000
-2,000 CYBERCASH, JAN 15, PUTS                          -3,250
-4,100 CYBERCASH                                       -61,500
-2,000 MULTIPLE ZONE                                   -35,250
                                                                   -355,563
	  TOTAL                     -23.57%                       $-1,162,849




CENTURION T.A.A. FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME

 Dividends	                                          $ 75,042
 Interest	                                           149,089

   Total investment income                                       224,131

EXPENSES

 Investment advisory fees                            $ 72,126
 Distribution expenses                                 62,985
 Registration and filing fees	                          9,806
 Fund accounting fees                                  23,982
 Custodian fees and expenses                           40,441
 Audit fees and expenses                                5,400
 Directors' fees and expenses	                         12,014
 Transfer agent fees                                    2,830
 Insurance                                              1,953
 Other expenses	                                      5,693

   Total expenses	                                              237,230

Fees and Expenses Absorbed by Investment Advisor         -

   Net expenses                                                 237,230

   Net investment income (loss)                                 -13,099

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES

  Net realized loss on investments                             -538,729
  Change in unrealized depreciation of investments for the year-101,802

  Net loss on investments                                      -640,531

Net Decrease in Net Assets Resulting from Operations		$  -653,630


The accompanying notes are  an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998         1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)	                        $-13,099	$3,312
 Net realized gain (loss) on investments              -538,729   -60,487
 Net change in unrealized depreciation of investments	-101,802  -406,598

   Net increase (decrease) in net assets resulting
from operations		                             -653,630   -463,773

Class C:
 Distribution to shareholders:
   Net investment income                               -12,145      -


CAPITAL SHARE TRANSACTIONS: (NOTE 5)
 Increase from capital shares sold                     365,679  1,783,727
 Increase from capital shares reinvested	              12,145      -
 Decrease from capital shares repurchased           -3,047,343 -2,744,423

  Net increase (decrease) from capital share
transactions                                        -2,669,519   -960,696

Total increase (decrease) in net assets             -3,335,294 -1,424,469

NET ASSETS
 Beginning of period                                 8,269,654  9,694,123

 End of period (includes no undistributed investment
income)                                             $4,934,360 $8,269,654


The accompanying notes are an integral part of the financial statements.



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel
Value Fund, Inc.  The Fund is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges.
Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion
Market Neutral Fund Class A shares, Class B shares, Class C shares, and
Class D shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded.  Securities traded in the over-the-counter market are valued at the last sales price.  Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price.  If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors.  Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.


Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $313,324 which begin to expire in 2002.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities.
These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 1998 the Fund had cash on deposit at one financial institution of $308,854. Thus, all cash amounts over the maximum Federal Deposit Insurance
Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At December 31, 1998, net assets consisted of:

Net proceeds from capital stock                             $ 6,622,910
Unrealized depreciation of securities                          (520,818)
Unrealized depreciation of covered call options written         (83,598)
Excess distributions over accumulated net income               (349,520)
Undistributed net realized loss from security transactions     (734,614)
                                                            $ 4,934,360

NOTE 3. COVERED CALL OPTIONS WRITTEN

As of December 31, 1998, portfolio securities valued at $1,162,849 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million,
0.75% on the next $200 million, 0.60% on the next $200 million and 0.50%
on amounts over $1 billion.   These fees are computed daily and paid
quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625%
based on the average total net asset value of the Fund.  During the year ended December 31, 1998 Centurion received investment management fees of $72,126.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B,
Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 1998, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, no shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and
Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended
December 31, 1998, CISI received servicing and distribution fees from the Fund of $62,985.

CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1998, CISI received commissions of $100,811 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.
During the year ended December 31, 1998, CGI received transfer fees of $2,830 from the Fund.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1998, CGI received accounting fees of $18,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director.
In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $23,041,000 and $25,885,000, respectively. Net loss on investments for the year ended December 31, 1998 was $640,531. That amount represents the net decrease in value of investments held during the year. The components are as follows:

                              Realized    Unrealized        Net
	Long Position         $  (84,887)  $   37,806     $  (47,081)
	Covered Calls Written   (448,500)    (107,220)      (552,720)
	Short Position            (5,342)     (32,388)       (37,730)
                            $ (538,729)  $ (101,802)    $ (640,531)

As of December 31, 1998, the unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.

As of December 31, 1998, securities sold short (at market value) totaled
$1,162,849. The Fund has established a segregated margin deposit to account for cash greater or equal in value to the securities sold short. The margin deposit is held be the Fund's custodian and totals $1,872,161 at December 31, 1998.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the years ended December 31, 1998 and 1997 were as follows:

                    December 31, 1998             December 31, 1997
                     Shares      Amount          Shares       Amount
Class A shares:
Shares sold             0       $   0             2,563       $8,664
Shares issued in
   reinvestment
   of dividends         0           0                0             0
                        0           0             2,563        8,864
Shares redeemed         0           0               (14)         (88)

   Net increase         0       $   0             2,549  	 $ 8,576

Class B shares:
Shares sold             0       $   0               144      $   500
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                        0           0               144          500
Shares redeemed         0           0                 0            0

   Net increase         0       $   0               144  	 $   500

Class C shares:
Shares sold	       55,157    $188,539           385,499  $ 1,341,181
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                   55,157     188,539           385,499    1,341,181
Shares redeemed  (854,747) (2,722,413)         (434,885)  (1,494,774)

   Net decrease  (799,590)$(2,533,874)          (49,386)   $(153,593)

Class D shares:
Shares sold	       54,073    $177,140           123,388     $433,381
Shares issued in
   reinvestment
   of dividends     3,520      12,145                 0            0
                   57,593     189,285           123,388      433,381
Shares redeemed   (98,505)   (324,929)         (359,188)  (1,249,561)

   Net decrease   (40,912)  $(135,644)         (235,800)   ($816,180)


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	    -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       3.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        3.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated.  It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.





